UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 18, 2011

HERITAGE FINANCIAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Maryland	001-34902	38-3814230
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

721 North Westover Boulevard, Albany, Georgia  31707
(Address of principal executive offices)

(229) 420-0000
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information provided under Item 2.01 “Completion of Acquisition or Disposition of Assets” is incorporated herein by reference.

ITEM 2.01. COMPLETION OF ACQUISTION OR DISPOSITION OF ASSETS.

On February 18, 2011, HeritageBank of the South, a wholly owned subsidiary of Heritage Financial Group, Inc., entered into a definitive whole-bank purchase and assumption agreement with the Federal Deposit Insurance Corporation ("FDIC") to acquire Citizens Bank of Effingham ("Citizens"), a full-service bank based in Springfield, Georgia, with total assets of approximately $214 million.  The Georgia Department of Banking and Finance today closed Citizens and appointed the FDIC as receiver.

As a result of this acquisition, HeritageBank of the South will assume approximately $206 million in deposits and acquire $145 million in loans.  In addition to assuming all of the deposits of Citizens, HeritageBank of the South will purchase essentially all of its assets. The FDIC and the Bank have entered into a loss-share agreement under which the FDIC will reimburse HeritageBank of the South for 80% of the losses on Citizens' covered loans and other real estate owned.

The foregoing description is a summary of the acquisition and is qualified in its entirety by reference to the entire agreement, a copy of which is attached as Exhibit 10.13 and is incorporated into this Form 8-K by reference.

ITEM 8.01. OTHER EVENTS

On February 18, 2011, Heritage Financial Group, Inc issued a press release announcing that HeritageBank of the South had signed a definitive whole-bank purchase and assumption agreement with the FDIC to acquire Citizens Bank.  The full text of the press release is set forth in Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

To the extent that financial statements are required by this Item, such financial statements will be filed by amendment to this Current Report no later than April 29, 2011.

(b)	Pro Forma Financial Information

To the extent that pro forma financial information is required by this Item, such pro forma financial information will be filed by amendment to this Current Report no later than April 29, 2011.

(d)	Exhibits.

10.13	Definitive Whole-bank Purchase and Assumption Agreement dated February 18, 2011, between HeritageBank of the South and the Federal Deposit Insurance Corporation

99	Press Release dated February 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL GROUP, INC.

Date: February 24, 2011	By:	/s/ T. Heath Fountain
T. Heath Fountain
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit(s)

10.13	Definitive Whole-bank Purchase and Assumption Agreement dated February 18, 2011, between HeritageBank of the South and the Federal Deposit Insurance Corporation

99	Copy of press release issued by the Company on February 18, 2011.